SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PIVOT PHARMACEUTICALS INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

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(4)	Date Filed: N/A

PIVOT PHARMACEUTICALS inc.
1275 West 6th Avenue
Vancouver, British Columbia V6H 1A6

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 30, 2015 at 10:00 a.m. (Pacific Time)

Notice is hereby given that Pivot Pharmaceuticals Inc., a British Columbia corporation, will hold an annual general of stockholders on Wednesday, December 30, 2015 at 10:00 a.m. (local time) at 2700-700 W Georgia Street, Vancouver, British Columbia V7Y 1B8 (the "Meeting"). The Meeting is being held for the following purposes:

1.	to set the number of directors at four (4);

2.	to elect Dr. Ahmad Doroudian, Dr. Wolfgang Renz, Dr. Patrick Frankham, and Dr. Pravin R. Chaturvedi to serve as directors of our company;

3.	to ratify the appointment of Sadler Gibb & Associates, LLC as our independent public accounting firm for the year ending January 31, 2016;

4.

to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to approve a stock option plan as more particularly described in the accompanying information circular; and

5.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on November 23, 2015 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting. At the Meeting, each holder of record of Common Shares, will be entitled to one vote per Common Share held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME. ALL PROXIES MUST BE RECEIVED BY OUR TRANSFER AGENT BY NO LATER THAN 48 HOURS PRIOR TO THE TIME OF THE MEETING IN ORDER TO BE COUNTED.

Dated: November 30, 2015.

By Order of the Board of Directors,

/s/ Ahmad Doroudian
Ahmad Doroudian
Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

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PIVOT PHARMACEUTICALS INC.

1275 West 6th Avenue
Vancouver, British Columbia V6H 1A6

Proxy Statement for the Annual General Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual General Meeting of Stockholders (the "Meeting") to be held on December 30, 2015 at 10:00 a.m. (local time) at 2700-700 W Georgia Street, Vancouver, British Columbia V7Y 1B8, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual General Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about November 30, 2015 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "Pivot" refer to Pivot Pharmaceuticals Inc.

Who Can Vote

You are entitled to vote if you were a holder of record of Common Shares, (the "Common Shares") as of the close of business on November 23, 2015 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Shares at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the Common Shares represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of November 23, 2015, the record date, there were 114,476,281 Common Shares issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is two persons, present and being, or representing by proxy, members holding at least five percent (5%) of the shares which may be voted at the Meeting.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. The persons named as proxy holder in the accompanying form of proxy were designated by the management of Pivot ("Management Proxy holder"). A shareholder desiring to appoint some other person ("Alternate Proxy holder") to represent him or her at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxy holder need not be a shareholder of Pivot. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 through 4 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, ClearTrust LLC, 16540 Pointe Village Drive, Suite 210, Lutz, Florida 33558, not less than forty eight (48) hours, excluding Saturdays, Sundays or holidays, before the time of the Meeting, or any adjournment thereof, unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

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Voting of Shares

Stockholders of record on November 23, 2015 record date are entitled to one (1) vote for each Common Share held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as "beneficial stockholders") should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If the Common Shares are listed in an account statement provided to a stockholder by a broker, then in almost all cases those Common Shares will not be registered in the stockholder's name on the records of our company. Such Common Shares will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). Beneficial stockholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders' meetings, unless the beneficial stockholders have waived the right to receive meeting materials. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their Common Shares are voted at the Meeting. The Form of Proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge") (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial stockholders and the beneficial stockholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A beneficial stockholder receiving a Broadridge proxy cannot use that proxy to vote Common Shares directly at the Meeting - the proxy must be returned to Broadridge well in advance of the Meeting in order to have the Common Shares voted.

Although a beneficial stockholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at our Meeting as proxyholder for the registered stockholder and vote the Common Shares in that capacity. Beneficial stockholders who wish to attend at the Meeting and indirectly vote their Common Shares as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

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Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at the Meeting and vote his or her Common Shares.

There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will betabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding Common Shares in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Shares. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $8,000.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since January 31, 2015, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our company;

2.	any proposed nominee for election as a director of our company; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Stockholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital or to the Sale, as more particularly described herein.

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PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of November 23, 2015, we had a total of 114,476,281 Common Shares issued and outstanding.

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of Shares by each stockholder known by us to be the beneficial owner of more than 5% of our Shares and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the Shares, except as otherwise indicated. Beneficial ownership consists of a direct interest in the Shares, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Dr. Ahmad Doroudian 4172 Doncaster Way Vancouver BC V6 1V9	20,659,501(2) Common	18.047

Patrick Frankham 388 De La Vauvette Rosemere, QC, J7A 4J7	10,100,000 Common	8.823

Wolfgang Renz AM Hochgericht 31 79618 Rheinfelden, Germany	10,000,000 Common	8.735

Moira Ong 2392 Lawson Avenue West Vancouver, BC V7V 2E6	2,000,000 Common	1.747

Dr. Pravin R. Chaturvedi 27 Jenkins Road Andover, MA 01810	100,000 Common	0.087

Directors and Executive Officers as a Group	42,859,501 Common	37.439

Giora Davidai 21 Hampton Lane New Canaan CT 06840	10,000,000 Common	8.735

_____________

(1)

Based on 114,476,281 Common Shares issued and outstanding as of November 23, 2015. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the Common Shares listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Includes 20,259,501 shares owned by Dr. Ahmad Doroudian, 200,000 shares owned by Khadija Zerouali, the spouse of Dr. Ahmad Doroudian, and 200,000 shares owned by Kinwa Pharma International Company Ltd., a company over which Dr. Ahmad Doroudian and Ms. Zerouali have shared voting and investment power.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

Our entire board of directors is responsible for setting and administering policies that govern executive salaries, cash bonus awards and equity incentive awards and approves the annual compensation, including equity grants for our company's executive officers.

Our compensation programs are designed to award our named executive officers for their contributions to our company's achievements aimed at long-term strategic management and enhancement of stockholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

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Executive compensation is reviewed by our board of directors on an annual basis.

The particulars of the compensation paid to the following persons:

b)	our principal executive officer;

c)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended January 31, 2015 and 2014; and

d)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended January 31, 2015 and 2014, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Nameand Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)

Ahmad Doroudian(1) Director, Chairman and Former President, Chief Executive Officer and Secretary	2015 2014	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil

Dr. Pravin R. Chaturvedi(2) President and Chief Executive Officer	2015 2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Moira Ong(3) Chief Financial Officer	2015 2014	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	4,128 3,218	4,128 3,218

Dr. Barbara-Jean Bormann-Kennedy (BJ Bormann)(4) Former President and Director	2015 2014	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A

Hamid Doroudian(5) President, Chief Executive Officer and Secretary	2015 2014	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil

____________

1.

Dr. Ahmad Doroudian was appointed president, chief executive officer and director of our company on September 17, 2007 and as secretary on March 30, 2011. He resigned as president, chief executive officer and secretary on August 30, 2011 and was re-appointed as president, chief executive officer and secretary on July 24, 2014. Dr. Doroudian subsequently resigned as president and chief executive officer on February 5, 2015 and was appointed as chairman on that date. Upon the resignation of Dr. BJ Bormann, Dr. Doroudian was appointed interim chief executive officer until the appointment of Dr. Chaturvedi on November 20, 2015.

2.	Dr. Pravin R. Chaturvedi was appointed president, chief executive officer and director on November 20, 2015.

3.	Ms. Ong was appointed chief financial officer on December 26, 2010.

4.

Dr. BJ Bormann was appointed president and director on February 5, 2015 and resigned as director on November 16, 2015 and as president effective October 16, 2015. Dr. Bormann is not standing for re-election at the meeting.

5.

Dr. Hamid Doroudian was appointed president, chief executive officer and secretary on August 30, 2011. On July 24, 2014, Dr. Hamid Doroudian was appointed as a director of our company and resigned as president, chief executive officer and secretary. Dr. Hamid Doroudian resigned as a director on February 5, 2015.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

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Stock Option Grants to our Named Executive Officers

Currently, we do not have a stock option plan in favor of any director, officer, consultant or employee of our company. We are seeking shareholder approval for the adoption of a stock option plan at this Meeting. See "Proposal No. 4 - Adoption of New Stock Option Plan" below.

Outstanding Equity Awards at Fiscal Year End

There are no unexercised options, stock that have not vested and equity incentive plan awards outstanding.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

There were no options exercised, by any named executive officers during the year ended January 31, 2015.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase our Common Shares as awarded by our board of directors.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

Termination and Change of Control Benefits

We entered into an employment agreement with Dr. Pravin Chaturvedi effective November 20, 2015 which provides certain termination and change of control benefits. If Pivot terminates Dr. Chaturvedi without cause or Dr. Chaturvedi terminates his employment for Good Reason (as defined in the employment agreement) Dr. Chaturvedi will be entitled to all compensation earned to the date of termination in addition to all bonuses and paid time off earned plus an amount equal to 24 months base salary. Any unvested options will also immediately vest. Furthermore, if within eighteen (18) months after a Change of Control (as defined in the employment agreement), Dr, Chaturvedi's employment with Pivot is terminated (i) by the Dr. Chaturvedi for Good Reason (as defined in the employment agreement) or (ii) by Pivot without Cause (as defined in the employment agreement), then, in addition to any payment or benefit set out above, Dr. Chaturvedi will be entitled to receive any incentive compensation earned by him but not yet granted by the Board or a Committee of the Board, through his/her date of employment. Such incentive compensation will be paid to Dr. Chaturvedi within two and one-half months following the end of the calendar year in which Dr. Chaturvedi is terminated.

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PROPOSAL NO. 1 – NUMBER OF DIRECTORS

The Articles of our company provide that our company shall have a minimum of three and a maximum of that number of directors as may be fixed or changed from time to time by majority approval from the stockholders. Accordingly, stockholders will be asked to set the number of directors at four (4).

Our board of directors unanimously recommends a vote "FOR" setting the number of directors at four (4). The election of director will require the approval of stockholders holding at least a majority of our Common Shares entitled to vote at the Meeting.

PROPOSAL NO. 2 – ELECTION OF DIRECTORS

The persons named as proxy holders in the enclosed proxy have been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Meeting and any adjournments thereof. It is indicated that, unless otherwise specified in the proxy, they intend to vote for the election as director each of the persons named as a nominee listed below under "Nominees for Director" unless authority to vote in the election of directors is withheld on each proxy. Each nominee is currently a member of the Board of Directors. Each duly elected director will hold office until the next Meeting of Stockholders or until their successor shall have been elected and qualified. Although the Board of Directors of our company does not contemplate that a nominee will be unable to serve, if such situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

Our Articles provide for our board of directors to consist of at least three directors. Each director is elected by a plurality of votes at each annual meeting. We currently operate with a board of directors consisting of four directors.

The nominees for election at the Meeting to fill the positions on our board of directors are Dr. Ahmad Doroudian, Dr. Wolfgang Renz, Dr. Patrick Frankham, and Dr. Pravin R. Chaturvedi.

Our board of directors unanimously recommends a vote "FOR" the nominees: Dr. Ahmad Doroudian, Dr. Wolfgang Renz, Dr. Patrick Frankham, and Dr. Pravin R. Chaturvedi. The election of director will require the approval of stockholders holding at least a majority of our Common Shares entitled to vote at the Meeting.

For further information, please refer to the heading below "Nominees for Director".

Nominees for Director

The Board of Directors unanimously recommends a vote FOR the election of the nominees listed below.

For each of our company's directors, the following table sets forth their names, ages, principal occupations, other directorships of public companies held by them and length of continuous service as a director:

Name and Residence	Position Held with Pivot	Age	Date First Elected or Appointed	Other Directorships with Public Companies
Dr. Ahmad Doroudian Vancouver, Canada	Director / Secretary	55	September 17, 2007	N/A

Dr. Wolfgang Renz Rheinfelden, Germany	Director	46	February 5, 2015	N/A

Dr. Patrick Frankham Rosemere, Canada	Director	44	July 24, 2014	N/A

Dr. Pravin R. Chaturvedi Andover, USA	Director	52	November 20, 2015	N/A

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Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person's principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Dr. Ahmad Doroudian – Chairman, Secretary and Director

Dr. Ahmad Doroudian was appointed president, chief executive officer and director on September 17, 2007 and as secretary on March 30, 2011. He resigned as president, chief executive officer and secretary on August 30, 2011 and was re-appointed as president, chief executive officer and secretary on July 24, 2014. Dr. Doroudian subsequently resigned as president and chief executive officer on February 5, 2015 and was appointed as chairman on that date. Upon the resignation of Dr. BJ Bormann, Dr. Doroudian was appointed interim chief executive officer until the appointment of Dr. Chaturvedi on November 20, 2015. Currently, Dr. Ahmad Doroudian acts as our company's chairman, secretary and director.

Prior to joining us, Dr. Doroudian was involved in early stage financing and management of private and publicly listed companies. From 1997 to 2004, he acted as the chief executive officer, chairman, vice chairman and director of PanGeo Pharma, Inc. (now PendoPharm, a division of Pharmascience Inc.), a TSX-listed company founded by Dr. Doroudian which received over $100 million dollars in financing. From 2004 through 2007, Dr. Doroudian also served as the president of, Rayan Pharma Inc., an exporter of pharmaceuticals to Eastern Europe. From 2006 to 2008, Dr. Doroudian was owner and chief executive officer of ABF Pharmacy, a group of successful retail pharmacies. Dr. Doroudian was also the chief executive officer of Merus Labs International Inc., a specialty pharmaceutical company engaged in the acquisition and licensing of pharmaceutical products from 2010 to 2012.

Dr. Patrick Frankham – Vice-President Business Development and Director

Dr. Patrick Frankham was appointed as vice-president business development and director of our company on July 24, 2014. Dr. Frankham has over 20 years of experience in the biopharmaceutical and services industries. Prior to joining Pivot Pharmaceuticals he was Executive Director, Healthcare Innovation, Boehringer-Ingelheim GmbH. He has also founded several multinational healthcare startup enterprises including healthcare information technology, services and pharmaceuticals companies. His professional experience includes public and private companies as well as multinational corporations. He has developed pharmaceutical products in several therapeutic areas and interacted with global regulatory authorities. Notable prior organizations where he held increasing leadership roles include, Phoenix International Life Sciences (MDS Pharma Services), Endoceutics Inc., AeternaZentaris, BioAxone Biosciences, and ICON Clinical Research. Dr Frankham obtained his PhD in molecular endocrinology (Université Laval, Canada), and holds an MBA in Finance (University of Liverpool, UK). We appointed Dr. Frankham to our board due to his background in the biopharmaceutical industry.

Dr. Wolfgang Renz - Director

Dr. Wolfgang Renz was appointed as a director of our company on February 5, 2015. Dr. Wolfgang Renz is president of international business at Physicians Interactive. Formerly, he served as corporate vice president of business model & healthcare innovation at Boehringer Ingelheim, one of the world's largest pharmaceutical companies. For over a decade, he has been involved in developing medicines and technology to help people lead healthier, more productive lives. At Boehringer Ingelheim, he led a team of specialists to find, test, and develop the disruptive technologies that will shape the way health care will be delivered in the future. In addition, he also serves as adjunct professor of surgery at McGill University's Faculty of Medicine in Montreal, Canada. Dr. Renz holds a medical degree and a Ph.D. from Freiburg University and is board certified in Germany in emergency medicine.

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Dr. Pravin R. Chaturvedi - Director

Dr. Pravin Chaturvedi was appointed president, chief executive officer and director of our company on November 20, 2015. Dr. Chaturvedi is the Founder and Chairman of Boston-based IndUS Pharmaceuticals and a co-founder of Florida-based Oceanyx Pharmaceuticals and also serves as the Chief Executive Officer of both these organizations. He also serves as the Chief Scientific Officer of San Francisco-based Napo Pharmaceuticals. Previously he has served as the President and Chief Executive Officer of Boston-based Scion Pharmaceuticals. Dr. Chaturvedi serves on the boards of IndUS, Oceanyx, FuelEd Schools, Cellanyx, PRADAN USA and Sindu Research Laboratories. He has previously served on the Boards of Scion Pharmaceuticals and TiE Boston. He also serves as an advisory board member to our company, TFC Biosciences and Springboard Enterprises and is the Chair of the Research Advisory Council for the Health Sciences Center of West Virginia University. He is an adjunct faculty member at Georgetown Medical School.

Over his 25+ year career, Dr. Chaturvedi has participated or led the discovery and/or development activities for several new chemical entities (NCEs), culminating in the successful development and commercialization of several new drugs that are currently marketed by various companies. Prior to his roles at IndUS, Oceanyx, Napo and Scion Pharmaceuticals, Dr. Chaturvedi, spent several years at Vertex Pharmaceuticals as the Head of Lead Evaluation. Prior to Vertex, he was in the preclinical group at Alkermes and he started his R&D career in the Product Development group at Parke-Davis/WarnerLambert Company (now Pfizer). Dr. Chaturvedi holds a Ph.D. in Pharmaceutical Sciences from West Virginia University and a Bachelor's in Pharmacy from the University of Bombay.

Information About the Board of Directors

Board and Committee Meetings

Our board of directors held formal meetings during the year ended January 31, 2015 and all other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Business Corporations Act (British Columbia) and our Articles, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Audit Committee

Our audit committee consists of Dr. Ahmad Doroudian and Dr. Patrick Frankham.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that none of our the members of our audit committee qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of audit committee and our entire board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

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Nominating Committee

We do not have a Nominating Committee, our entire board of director performs the functions of a Nominating Committee and oversees the process by which individuals may be nominated to our board of directors.

The current size of our board of directors does not facilitate the establishment of a separate committee. We hope to establish a separate Nominating Committee consisting of independent directors, if the number of our directors is expanded.

Compensation Committee

We do not have a compensation committee, our entire board of director performs the functions of a Compensation Committee and oversees the process by which our named executive officers and directors are compensated.

Family Relationships

There are no other family relationships between any of our other directors, executive officers and proposed directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Code of Ethics

Effective April 20, 2011, our company's board of directors adopted a Code of Business Conduct and Ethics that applies to, among other persons, members of our board of directors, our company's officers including our president, chief executive officer and chief financial officer, employees, consultants and advisors. As adopted, our Code of Business Conduct and Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

1.	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.

full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;

3.	compliance with applicable governmental laws, rules and regulations;

4.	the prompt internal reporting of violations of the Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and

5.	accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics requires, among other things, that all of our company's Senior Officers commit to timely, accurate and consistent disclosure of information; that they maintain confidential information; and that they act with honesty and integrity.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly Senior Officers, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal and state securities laws. Any senior officer who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to our company. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our company's Code of Business Conduct and Ethics by another.

The Code was included as an exhibit to our annual report on Form 10-K filed with the SEC on May 11, 2011. We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request. Requests can be sent to: Pivot Pharmaceuticals Inc., 1275 West 6th Avenue, Vancouver, British Columbia V6H 1A6.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Our common stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, our officers, directors, and principal stockholders are not subject to the beneficial ownership reporting requirements of Section 16(a) of the Exchange Act.

Transactions with Related Director Independence

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our Common Shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended January 31, 2015, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last three completed fiscal years.

Director Independence

We currently act with four directors, consisting of Dr. Ahmad Doroudian, Dr. Wolfgang Renz, Dr. Patrick Frankham, and Dr. Pravin R. Chaturvedi. Dr. Wolfgang Renz and Dr. Patrick Frankham each qualify as an "independent director" as defined in NASDAQ Marketplace Rule 4200(a)(15).

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PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITOR

Stockholder ratification of the appointment of Sadler Gibb & Associates, LLC as our independent auditor is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of Sadler Gibb & Associates, LLC to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our board of directors determines that such a change would be in the best interests of our company and its stockholders.

Our board of directors has considered and determined that the services provided by Sadler Gibb & Associates, LLC are compatible with maintaining the principal accountant's independence.

Representatives of Sadler Gibb & Associates, LLC are not expected to be present at the Meeting.

Our board of directors unanimously recommends a vote "FOR" the ratification of the appointment of Sadler Gibb & Associates, LLC as our independent auditors for the ensuing fiscal year.

The following table sets forth the fees billed to the company for professional services rendered by the company's independent registered public accounting firm, for the years ended January 31, 2015 and 2014:

Services	2015 $	2014 $
Audit fees	16,500	15,200
Tax fees	Nil	Nil
Audit related fees	Nil	Nil
All other fees	Nil	Nil

Total fees	16,500	15,200

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim consolidated financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

We do not use Sadler Gibb & Associates, LLC, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Sadler Gibb & Associates, LLC to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Sadler Gibb & Associates, LLC is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

1.	approved by our audit committee (the functions of which are performed by our entire board of directors); or

2.

entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

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Our entire board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by our directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by Sadler Gibb & Associates, LLC and believe that the provision of services for activities unrelated to the audit is compatible with maintaining Sadler Gibb & Associates, LLC's independence.

PROPOSAL NO. 4 - ADOPTION OF NEW STOCK OPTION PLAN

Shareholders are being asked to consider and, if deemed advisable, approve the adoption of the Stock Option Plan which will authorize the Board to grant stock options to directors, officers, employees and other eligible service providers (or corporations controlled by such persons) of Pivot and its subsidiaries, subject to the rules and regulations of applicable regulatory authorities and any stock exchange upon which the Shares may be listed or may trade from time to time. A copy of the Stock Option Plan is attached hereto as Schedule "A".

At the Meeting, Shareholders will be asked to consider and, if deemed advisable, to approve the following ordinary resolution to approve the adoption of the Stock Option Plan:

"BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

1.

the stock option plan be and is hereby approved and adopted as the Stock Option Plan of Pivot with such modifications, if any, as may be required by any stock exchange upon which the shares of Pivot may be listed or may trade from time to time.

2.

Any officer or director of Pivot is hereby authorized to do all such acts and execute and file all instruments and documents necessary or desirable to carry out this resolution, including making appropriate filings with regulatory authorities including any applicable stock exchange."

In order for the foregoing resolution to be passed, it must be approved by a simple majority of the votes cast on such resolution by Shareholders who vote in person or by proxy at the Meeting.

The Board unanimously recommends that holders of Shares vote FOR the approval of the Stock Option Plan. In the absence of a contrary instruction, the persons designated by management of Pivot in the enclosed form of proxy intend to vote FOR the approval of the resolution to approve the Stock Option Plan.

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

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OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ Ahmad Doroudian
Ahmad Doroudian
Director

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PIVOT PHARMACEUTICALS INC.

STOCK OPTION PLAN

GENERAL PROVISIONS

1.	OBJECTIVES

This Stock Option Plan (the "Plan") is intended to promote the interests of Pivot Pharmaceuticals Inc. (the "Company") and its Affiliates by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company to stimulate the active interest of such persons in the development and financial success of the Company and its Affiliates.

2.	DEFINITIONS

As used in the Plan, the terms set forth below shall have the following respective meanings:

(a)	"Affiliate", when referring to the relationship between two companies, means that one of them is the subsidiary of the other, or each of them is controlled by the same person or entity;

(b)	"Board" means the board of directors of the Company;

(c)	"Committee" means the Board or such committee of the Board that the Board may, in accordance with section 3.1 hereof, designate to administer the Plan;

(d)	"Company" means Pivot Pharmaceuticals Inc., a company existing under the laws of the Province of British Columbia;

(e)	"Consultant" means, in relation to the Company, an individual or Consultant Company, other than an Employee or a Director/Officer of the Company, that:

a.

Is engaged to provide, on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a distribution of securities;

b.	Provides the services under a written contract between the Company or an Affiliate of the Company and the individual or the Consultant Company;

c.	In the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

d.	Has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

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(f)	"Consultant Company" means, for an individual Consultant, a company, or partnership of which the individual is an employee, shareholder or partner.

(g)	"Date of Grant" means the date an Option is granted by the Committee to the Optionee, subject to any regulatory or other approvals or conditions;

(h)	"Directors/Officers" means directors, senior officers or Management Company Employees of the Company or any subsidiary of the Company;

(i)

"Disinterested Shareholder Approval" means the approval by a majority of the votes cast by all shareholders of the Company at a shareholders' meeting excluding votes attaching to shares beneficially owned by Insiders to whom Options may be granted under the Plan and their associates and, if and as required by the Exchange, all holders of non-voting and subordinate voting shares of the Company shall have full voting rights on any resolution requiring Disinterested Shareholder Approval;

(j)	"Employee" means:

a.	An individual who is considered an employee of the Company or any of its Affiliates under the Income Tax Act (Canada) or the Internal Revenue Services (United States);

b.

An individual who works full-time for the Company or its Affiliates providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

c.

An individual who works for the Company or any of its Affiliates on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source;

(k)	"Exchange" means the OTCQB Venture Marketplace or any successor stock exchange thereof;

(l)	"Insider" in relation to the Company means:

a.	A director or senior officer of the Company;

b.	A director or senior officer of a company that is an Insider or subsidiary of the Company; or

c.	A person that beneficially owns or controls, directly or indirectly, Shares carrying more than 10% of the voting rights attached to all outstanding Shares;

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(m)

"Investor Relations Activities" means any activities, by or on behalf of the Company or a shareholder of the Company, that promote or reasonably could be expected to promote the purchase or sale of securities of the Company, except for such activities that the Exchange specifically states to not be Investor Relations Activities;

(n)

"Management Company Employee" means an individual employed by an entity providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding an entity engaged in Investor Relations Activities:

(o)	"Market Price" in relation to a Share subject to an Option on the Date of Grant of the Option means the last closing price of the Shares on the Exchange before such Date of Grant;

(p)	"Option" means an option to purchase Shares granted under or subject to the Terms of the Plan;

(q)	"Option Agreement" means a written agreement between the Company and an Optionee that sets forth the terms, conditions and limitations applicable to an Option;

(r)	"Option Period" means the period during which an Option may be exercised;

(s)	"Optionee" means a person to whom an Option has been granted under the terms of the Plan or who holds an Option that is otherwise subject to the terms of the Plan;

(t)	"Plan" means this Stock Option Plan of the Company'

(u)	"Shares" means common shares without par value in the capital of the Company;

3.	ADMINISTRATION OF THE PLAN

3.1

The Plan shall be administered by the Committee. With respect to Option grants to directors of the Company, the Board shall serve as the Committee. With respect to any other Options, the Board may specifically constitute a committee of two or more directors of the Company as the Board may designate from time to time to serve as the Committee for the Plan, all of the members of which shall be and remain directors of the Company. Notwithstanding the foregoing, the Board may resolve to be the Committee to administer the Plan and in the event that the Board has not constituted a committee then the Board will be the Committee.

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3.2

The Committee shall have full and exclusive power to interpret the Plan, to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan, and to reserve and issue Shares issuable pursuant to the exercise of Options. The Committee may, in its discretion but subject to any necessary approvals of any stock exchange or regulatory body having jurisdiction over the securities of the Company, provide for the extension of the exercisability of an Option, accelerate the vesting or exercisability of any Option, eliminate or make less restrictive any restrictions contained in an Option, waive any restriction or other provision of the Plan or an Option or otherwise amend or modify an Option in any manner that is either not adverse to the Optionee holding such Option or consented to by such Optionee. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee shall be liable for anything done or omitted to be done by such member, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under the Plan, except for such member's own willful misconduct or as expressly provided by statute.

3.3	All administrative costs of the Plan shall by paid by the Company.

4.	ELIGIBILITY

4.1	The persons eligible to participate in the Plan are as follows:

a.	Employees;

b.	Directors/Officers, and

c.	Consultants and Consultant Companies who provide services to the Company or any of its Affiliates.

4.2

Subject to any applicable regulatory approvals, Options may also be granted under the Plan in exchange for outstanding options granted by the Company or any predecessor company thereof or any Affiliate thereof, whether such outstanding options are granted under the Plan, under any other stock option plan of the Company or any predecessor company or any Affiliate thereof, or under any stock option agreement with the Company or any predecessor company or Affiliate thereof.

4.3

Subject to any applicable regulatory approvals, Options may also be granted under the Plan in substitution for outstanding options of another company in connection with a plan of arrangement or exchange, amalgamation, merger, consolidation, acquisition of property or shares, or other reorganization between or involving such other company and the Company or any of its Affiliates.

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5.	NUMBER OF SHARE RESERVED UNDER THE PLAN

The maximum number of Shares issuable pursuant to the exercise of outstanding Options granted under the Plan shall be that as required by the Exchange. In the event that Exchange does not impose a maximum number of Shares issuable pursuant to the exercise of outstanding Options, the maximum number shall be that set by the Committee.

6.	NUMBER OF OPTIONED SHARES PER OPTIONEE

The determination of the number of Shares that may be the subject of Options granted to each Optionee will be made by the Committee and will take into consideration the Optionee's present and potential contribution to the success of the Company and any applicable legal and regulatory requirements.

7.	PRICE

7.1

The exercise price per Share subject to an Option shall be determined by the Committee at the time the Option is granted, provided that, for so long as the Shares are listed on the Exchange, the exercise price shall not be less than any minimum exercise price as may be required by the Exchange.

7.2

Subject to applicable regulatory requirements and approval, the Committee may reprice the prevailing exercise price of an Option. Any reduction in the exercise price of an Option held by an Optionee who is an Insider at the time of the proposed amendment is subject to Disinterested Shareholder Approval if and as required by the Exchange.

8.	TERM

8.1

The Option Period shall be determined by the Committee at the time the Option is granted and may be up to five years from the Date of Grant. Subject to the applicable maximum Option Period provided for in this section 8.1 and subject to applicable regulatory or Exchange requirements and approvals, the Committee may extend the Option Period for an Option.

8.2	The vesting schedule for each Option shall be determined by the Committee at the time the Option is granted and shall be specified in the Option Agreement in respect of the Option.

8.3

Notwithstanding the foregoing provision of this section 8, if there is a takeover bid or tender offer is made for all or any of the issued and outstanding Shares, then the Committee may, by resolution, permit all Options outstanding to become immediately exercisable in order to permit the Shares issuable under such Options to be tendered to such bid or offer.

8.4

The vested portion of Options will be exercisable, either all or in part, at any time after vesting. If less than all of the Shares included in the vested portion of any Option are purchased, the remainder may be purchased, subject to the Option's terms, at any subsequent time prior to the expiration of the Option Period.

8.5	The exercise of any Option will be contingent upon receipt by the Company of payment for the full exercise price of the Shares being purchased in cash by way of certified cheque or bank draft.

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9.	TERMINATION OF EMPLOYMENT OR DEATH

9.1	Options granted to any Optionee who is a Director/Officer, Employee, Consultant or Management Company Employee shall expire on the earlier of:

a.	That date which is 90 days after the Optionee ceases to be in at least one of such categories unless an earlier date is provided for in the Option Agreement with the Optionee; and

b.	The expiry of the Option Period.

The Committee may, in its sole discretion, extend such 90-day period in respect of any Option for a specified period up to the expiry of the Option Period.

9.2	Options granted to an Optionee who is engaged in Investor Relations Activities for the Company shall expire on the earlier of:

a.	That date which is 30 days after the Optionee ceases to be employed to provide Investor Relations Activities unless an earlier date is provided for in the Option Agreement with the Optionee; and

b.	The expiry of the Option Period.

The Committee may, in its sole discretion, extend such 30-day period in respect of any Option for a specified period up to the expiry of the Option Period.

9.3

Notwithstanding sections 9.1 and 9.2, in the event of the death of an Optionee while in service to the Company, each outstanding Option (to the extent then vested, if applicable, and not exercised) shall be exercisable until the earlier of:

a.	The expiration of one year following such death unless an earlier date is provided for in the Option Agreement with the Optionee, and

b.	The expiry of the Option Period, but only by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution.

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9.4

Notwithstanding the foregoing provisions of this section 9 and subject to any applicable regulatory approvals, the Committee may, in its discretion, provide for the extension of the exercisability of an Option for any period that is not beyond the applicable expiration date thereof, accelerate the vesting or exercisability of an Option, eliminate or make less restrictive any restrictions governing an Option, waive any restriction or other provision of this Plan or an Option or otherwise amend or modify the Option in any manner that is either:

a.	Not adverse to such Optionee, or

b.	Consented to by such Optionee.

10.	ADJUSTMENT IN SHARES

10.1

The exercise price and the number of Shares covered by an Option will be adjusted, with respect to the then unexercised portion thereof, by the Committee from time to time (on the basis of such advice as the Committee considers appropriate) in the event and in accordance with the provisions and rules set out in this section 10. Any dispute that arises at any time with respect to any adjustment pursuant to such provisions and rules will be conclusively determined by the Committee, and any such determination will be binding on the Company, the Optionee and all other affected parties.

a.

In the event that a dividend is declared upon the Shares, payable in Shares (other than in lieu of dividends paid in the ordinary course), the number of Shares then subject to any Option shall be adjusted by adding to each such Share the number of Shares which would be distributable thereon if such Share had been outstanding on the date fixed for determining shareholders entitled to receive such stock dividend

b.

In the event that the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company or of another corporation, whether through an arrangement, amalgamation or other similar procedure or otherwise, or a share recapitalization, subdivision or consolidation, then there shall be substituted for each Share subject to any Option the number and kind of Shares or other securities of the Company or another corporation into which each outstanding Share shall be so changed or for which each such Share shall be exchanged.

c.

In the event that there is any change, other than as specified above in this section 10, in the number or kind of outstanding Shares or of any securities into which such Shares shall have been changed or for which they shall have been exchanged, then, if the Committee, in its sole discretion, determines that such change equitably requires an adjustment to be made in the number or kind of Shares then subject to any Option, an equitable adjustment shall be made in the number or kind of Shares, such adjustment shall be made by the Committee and be effective and binding for all purposes.

d.

In the event that the Company distributes by way of a dividend, or otherwise, to all or substantially all holders of Shares, property, evidences of indebtedness or shares or other securities of the Company (other than Shares) or rights, options or warrants to acquire Shares or securities convertible into or exchangeable for Shares or other securities or property of the Company, other than as a dividend in the ordinary course, then, if the Committee, in its sole discretion, determines that such action equitably requires an adjustment in the exercise price of the Option or number of Shares subject to any Option, or both, such adjustment shall be made by the Committee and shall be effective and binding for all purposes.

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10.2

In the case of any such substitution or adjustment as provided for in this section 10, the exercise price in respect of each Option for each Share covered thereby prior to such substitution or adjustment will be proportionately and appropriately varied, such variation shall generally require that the number of Shares or securities covered by the Option after the relevant event multiplied by the varied option exercise price be equal to the number of Shares covered by the Option prior to the relevant event multiplied by the original exercise price of the Option.

10.3	No adjustment or substitution provided for in this section 10 shall require the Company to issue a fractional share in respect of any Option. Fractional shares shall be eliminated.

10.4

The grant of an Option shall not affect in any way the right or power of the Company to effect adjustments, reclassifications, reorganizations, arrangements or changes of its capital or business structure, or to amalgamate, merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

11.	NON-ASSIGNABILITY

All Options, benefits and rights accruing to any Optionee in accordance with the terms and conditions of the Plan are non-assignable and non-transferable, except as specifically provided in section 9.3 in the event of the death of the Optionee. During the lifetime of the Optionee, all such Options, benefits and rights may only be exercised by the Optionee.

12.	EMPLOYMENT

Nothing contained in the Plan shall confer upon any Optionee any right with respect to employment or continuance of employment with, or the provision of services to, the Company or any of its Affiliates, or interfere in any way with the right of the Company or any of its Affiliates to terminate the Optionee's employment or services at any time. Participation in the Plan by an Optionee is voluntary.

13.	RECORD KEEPING

The Company shall maintain a register in which shall record or maintain the following:

(a)	The name and address of each Optionee;

(b)

The number of Shares subject to Options granted to each Optionee, the number of Shares issued to each Optionee upon the exercise of Options and the number of Shares subject to Options remaining outstanding;

(c)	A copy of each outstanding Option Agreement; and

(d)	Such other information as the Committee may determine.

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14.	REGULATORY APPROVALS

14.1

The Plan is subject to the approval of regulatory authorities having, or which may have, jurisdiction over the securities of the Company and the Board is authorized to amend the text thereof from time to time in order to comply with any changes thereto required by such applicable regulatory authorities.

14.2

The obligation of the Company to issue and deliver Shares in accordance with the Plan is subject to the approval of any governmental authority having jurisdiction or any stock exchange or stock quotation system on which the Shares are listed for trading or quoted which may be required in connection with the authorization, issuance or sale of such Shares by the Company. If any Shares cannot be issued to any Optionee for any reason including, without limitation, the failure to obtain such approval, then the obligation of the Company to issue such Shares shall terminate and any exercise price for an Option paid to the Company shall be returned to the Optionee.

15.	HOLD PERIODS, SECURITIES REGULATOIN AND TAX WITHHOLDING

15.1

If and for so long as the Company is listed on the Exchange and in addition to any resale restrictions under applicable securities laws, any Shares issued on the exercise of such Options will be subject to an applicable hold period and certificates for the Shares will bear a restrictive legend setting out any such applicable hold period.

15.2

Where necessary to effect exemption from registration or distribution of the Shares under securities laws applicable to the securities of the Company, an Optionee shall be required, upon the acquisition of any Shares upon the exercise of Options, to acquire such Shares with investment intent (i.e. for investment purposes) and not with a view to their distribution, and to present to the Committee an undertaking to that effect in a form acceptable to the Committee. The Committee may cause a legend or legends to be placed upon any certificates for the Shares to make appropriate reference to applicable resale restrictions. The Committee may take such other action or require such other action or agreement by such Optionee as may from time to time be necessary to comply with applicable securities laws. This provision shall in no way obligate the Company to undertake the registration or qualification of any Options or the underlying Shares under any securities laws applicable to the securities of the Company.

15.3

The Committee and the Company may take all such measures as they deem appropriate to ensure that the Company's obligations under the withholding provisions under income tax laws applicable to the Company and other provisions of applicable laws are satisfied with respect to the issuance of Shares pursuant to the Plan or the grant or exercise of Options under the Plan.

15.4

Issuance, transfer or delivery of certificates for Shares purchased pursuant to the Plan may be delayed, at the discretion of the Committee, until the Committee is satisfied that the applicable requirements of securities and income tax laws have been met.

16.	AMENDMENT AND TERMINATION OF PLAN

The Board reserves the right to amend or terminate the Plan at any time if and when it is advisable in the absolute discretion of the Board; however, that no such amendment or termination shall adversely affect any outstanding Options granted under the Plan without the consent of the Optionee. Any amendment to the Plan shall also be subject to any necessary approvals of any stock exchange or regulatory body having jurisdiction over the securities of the Company and, where applicable, the approval of the shareholders of the Company (except where an amendment is made pursuant to section 14.1).

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17.	NO REPRESENTATION OR WARRANTY

The Company makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

18.	GENERAL PROVISIONS

18.1

Nothing contained in the Plan shall prevent the Company or any of its Affiliates from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the issuance of securities of the Company (subject to shareholder approval if such approval is required by applicable securities regulatory authorities) and such arrangements may be either generally applicable or applicable only in specific cases.

18.2

The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Option Agreement, and all determinations made and actions taken pursuant hereto shall be governed by and determined in accordance with the laws of the Province of British Columbia, Canada.

18.3

If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option and the remainder of the Plan and any such Option shall remain in full force and effect to the extent permissible under applicable laws.

18.4

Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its Affiliates and an Optionee or any other person.

18.5

Headings are given to the sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

19.	TERM OF THE PLAN

19.1	The Plan shall be effective as of December 30, 2015, subject to all necessary regulatory approvals pursuant to section 14 hereof.

19.2

The Plan shall be effective until December 30, 2025 unless the Plan is earlier terminated by the Board pursuant to section 16 hereof, and no Option shall be granted under the Plan after that date. Unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option granted hereunder may, and the authority of the Board to amend, alter, adjust, suspend, discontinue or terminate any such Option or to waive any conditions or rights under any such Option shall, continue after December 30, 2025 or any earlier termination date of the Plan.

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PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF

PIVOT PHARMACEUTICALS INC.

("Pivot")

TO BE HELD AT 2700-700 W GEORGIA STREET, VANCOUVER, BRITISH COLUMBIA

ON WEDNESDAY, DECEMBER 30, 2015 at 10:00 a.m. (local time)

(the "Meeting")

The undersigned stockholder ("Registered Stockholder") of Pivot hereby appoints, Ahmad Doroudian, a Director of Pivot, or failing this person, Moira Ong, an officer of Pivot, or in the place of the foregoing, ____________[print name] as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of Pivot registered in the name of the Registered Stockholder as specified herein.

☐ Please check this box only if you intend to attend and vote at the Meeting

To assist Pivot in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m., December 28, 2015 using the enclosed envelope.

(Continued, and to be marked, dated and signed, on the other side)
◆ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED ◆

Important Notice Regarding the Availability Of Proxy Materials

for the Annual Meeting of Stockholders Meeting To Be Held On December 30, 2015.

The Proxy Statement and our 2015 Annual Report to Stockholders are available at:

http://www.viewproxy.com/PivotPharmaceuticals/2015

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THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.	Please mark your votes like this ☒

1.	Proposal 1 - To set the number of Directors at four (4)

☐ FOR ☐ AGAINST ☐ ABSTAIN

2.	Proposal 2 - Election of Directors:

	(01) Dr. Ahmad Doroudian	(02) Dr. Wolfgang Renz	(03) Dr. Patrick Frankham	(04) Dr. Pravin R. Chaturvedi

FOR all nominees	WITHHELD from all nominees
☐	☐	☐ FOR,except vote with held from the following nominees: __________________________

3.	Proposal 3 - To ratify the appointment of Sadler Gibb & Associates, LLC as our company's independent public accounting firm for the fiscal year ending January 31, 2015	4.

Proposal 4 - To consider and, if deemed advisable, to pass with or without variation, an ordinary resolution to approve a stock option plan as more particularly described in the accompanying information circular

	☐ FOR ☐ AGAINST ☐ ABSTAIN		☐ FOR ☐ AGAINST ☐ ABSTAIN

			I plan on attending the meeting ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Stockholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

			Date: _______________________________________________

			Signature

			Signature (if held jointly)

	CONTROL NUMBER

Please sign exactly as name appears below. When shares are held jointly, both Registered Stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

			THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS BELOW.

◆ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED ◆

CONTROL NUMBER

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if execut- ed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

3.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.	A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)	appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)	appoint another proxyholder.

5.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this proxy form must be received at the office of ClearTrust LLC by mail or by fax (813.388.4549) no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

PIVOT PHARMACEUTICALS INC. c/o ClearTrust LLC 16540 Pointe Village Drive, Suite 210 Lutz, Florida 33558

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